Exhibit 99.1

InspireMD Announces the Appointment of Dan Dearen to its Board of Directors

Miami, Florida — September 17, 2025 – InspireMD, Inc. (Nasdaq: NSPR) (“InspireMD” or the “Company”), developer of the CGuard® Prime carotid stent system for the prevention of stroke, today announced the appointment of Dan Dearen to its Board of Directors. Mr. Dearen brings nearly 40 years of leadership experience in the medical device and life sciences sectors, with a proven track record of guiding MedTech companies through critical financial milestones and delivering shareholder value through execution.

“We are pleased to welcome Dan to InspireMD’s Board of Directors,” said Marvin Slosman, Chief Executive Officer of InspireMD. “He brings extensive experience, financial expertise, and strategic insight to InspireMD as we advance on our mission to lead the carotid intervention market and execute our long-term value-creation strategy. His arrival is perfectly timed as we continue our U.S. commercial launch of CGuard Prime and advance our position in the market.”

“I look forward to working with Dan and the entire InspireMD Board as we continue to build our business and advance our growth,” said Paul Stuka, Chairman of the InspireMD Board of Directors. “Dan’s track record of execution and leadership experience make him an ideal addition to our Board, and we look forward to his contributions.”

“I am honored to join the Board of InspireMD at this pivotal time for the company. With FDA approval for the CGuard Prime stent system in hand, InspireMD has the potential to change the standard of care in vascular medicine and greatly improve the lives of patients,” said Mr. Dearen. “This is a remarkable time for the company, and I look forward to supporting the team through this vast opportunity for growth.”

Mr. Dearen previously served as President, co-Founder, and Chief Financial Officer of Axonics, Inc., During his tenure, Axonics went public and became one of the fastest-growing companies in the medical device sector, helping over 300,000 patients find relief from bladder and bowel dysfunction. Axonics, Inc. was acquired by Boston Scientific in November 2024 for $3.7 billion.

Until July 2024, Mr. Dearen also served as Chair of the Audit Committee and a Board member at Endotronix, a medical device company leveraging pulmonary artery (PA) pressure and vital sign data to improve care for patients with heart failure. He currently holds the same roles at JenaValve Technology, a developer of innovative transcatheter heart valve (THV) solutions, and BetaBionics (NASDAQ: BBNX), the creator of the iLet Bionic Pancreas, an autonomous insulin delivery system that determines every insulin dose for patients with diabetes. Prior to co-founding Axonics, Mr. Dearen held the role of Chief Operating and Financial Officer at Vessix Vascular, a medical device company focused on hypertension therapies, which Boston Scientific acquired in 2012 for $425 million.

Mr. Dearen’s appointment to the Board of Directors follows the appointment of Mr. Ray Cohen, announced in July 2025.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet ™ mesh technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on Nasdaq under the ticker symbol NSPR. We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding future events, future financial performance, strategies, expectations, competitive environment and regulation, including expectations regarding U.S. commercial launch and expansion. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities; substantial doubt about our ability to continue as a going concern; significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute out stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Webb Campbell

Gilmartin Group LLC

webb@gilmartinir.com

investor-relations@inspiremd.com